114:151:197 255:255:255 0:0:0 Brand Colors A. 240:235:230 167:162:157 114:115:117 Brand Grays B. 220:220:224 187:187:191 Background Grays C. 253:243:173 184:208:245 242:203:231 153:224:217 245:208:206 198:233:189 Table Highlight D. E. 0:0:0 114:115:117 Table Borders F. Functional Data Colors 194:23:10 243:196:63G. 57:128:37 Primary Sequence 9:44:97 114:151:197 166:66:140 21:151:136 224:115:26 117:55:173 176:48:48 189:140:0 105.55.14 97:122:39 9:107:96 59:124:222 64:37:56 145:87:196 9:74:171 143:106:4 107:20:20 199:97:172 55:71:19 59:26:89 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. Theme Colors Primary Sequence Secondary Shade Third Quarter 2026 Earnings Results Presentation October 13, 2026 Exhibit 99.2

1 114:151:197 255:255:255 0:0:0 Brand Colors A. 240:235:230 167:162:157 114:115:117 Brand Grays B. 220:220:224 187:187:191 Background Grays C. 253:243:173 184:208:245 242:203:231 153:224:217 245:208:206 198:233:189 Table Highlight D. E. 0:0:0 114:115:117 Table Borders F. Functional Data Colors 194:23:10 243:196:63G. 57:128:37 Primary Sequence 9:44:97 114:151:197 166:66:140 21:151:136 224:115:26 117:55:173 176:48:48 189:140:0 105.55.14 97:122:39 9:107:96 59:124:222 64:37:56 145:87:196 9:74:171 143:106:4 107:20:20 199:97:172 55:71:19 59:26:89 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. Theme Colors Primary Sequence Secondary Shade ■ Charitable contributions reduced diluted EPS by approximately $1.00, annualized ROE by approximately 1.1 percentage points and annualized ROTE by approximately 1.1 percentage points2 ■ 2nd highest net revenues ■ 2nd highest net revenues in GBM, including record net revenues in Advisory and 2nd highest net revenues in both FICC financing and Equities (record financing and 2nd highest intermediation) ■ #1 in announced and completed M&A and equity & equity-related offerings; #2 in leveraged lending; #3 in HY debt4 ■ Record Management and other fees ■ Record AUS5 of $4.10 trillion; 35th consecutive quarter of long-term fee-based net inflows ■ During 3Q26, the firm announced agreements to acquire NEOS Investments and LCN Capital Partners Results Snapshot Quarterly Highlights Net Revenues $ in millions 3Q26 $18,679 3Q26 YTD $56,244 Net Earnings $ in millions 3Q26 $5,294 3Q26 YTD $17,552 Annualized ROE2,3 3Q26 18.7% 3Q26 YTD 20.7% Annualized ROTE2,3 3Q26 20.5% 3Q26 YTD 22.4% Book Value Per Share 3Q26 $372.64 YTD Growth 4.2% EPS1,2 3Q26 $17.01 3Q26 YTD $55.56 "Against the backdrop of a complicated operating environment, our clients continued to turn to Goldman Sachs for our world-class advice, execution and financing capabilities, resulting in our second highest quarterly net revenues and record year-to-date net revenues. Notwithstanding the current complexity and uncertainty in the world, we remain very well positioned to continue to deliver for our clients. I am confident our market-leading franchises, deep relationships and continued investments will help drive long-term earnings growth."  ____________________ David Solomon Chairman and Chief Executive Officer

2 114:151:197 255:255:255 0:0:0 Brand Colors A. 240:235:230 167:162:157 114:115:117 Brand Grays B. 220:220:224 187:187:191 Background Grays C. 253:243:173 184:208:245 242:203:231 153:224:217 245:208:206 198:233:189 Table Highlight D. E. 0:0:0 114:115:117 Table Borders F. Functional Data Colors 194:23:10 243:196:63G. 57:128:37 Primary Sequence 9:44:97 114:151:197 166:66:140 21:151:136 224:115:26 117:55:173 176:48:48 189:140:0 105.55.14 97:122:39 9:107:96 59:124:222 64:37:56 145:87:196 9:74:171 143:106:4 107:20:20 199:97:172 55:71:19 59:26:89 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. Theme Colors Primary Sequence Secondary Shade $18,679 $20,338 $15,184 $5,051 $4,597 $4,418 $13,458 $15,520 $10,168 Global Banking & Markets Asset & Wealth Management Platform Solutions 3Q26 2Q26 3Q25 Financial Overview Financial Results Financial Overview Highlights ■ 3Q26 results included EPS1,2 of $17.01 and ROE2,3 of 18.7% ‐ Net revenues were significantly higher YoY, primarily reflecting significantly higher net revenues in Global Banking & Markets ‐ Provision for credit losses of $368 million primarily reflected impairments related to wholesale loans ‐ Operating expenses were significantly higher YoY, primarily reflecting significantly higher transaction based expenses and higher compensation and benefits expenses (reflecting improved operating performance) $ in millions except per share amounts 3Q26 vs.  2Q26 vs. 3Q25 3Q26 YTD vs.  3Q25 YTD Global Banking & Markets $ 13,458 (13)% 32% $ 41,716 34% Asset & Wealth Management 5,051 10% 14% 13,726 15% Platform Solutions 170 (23)% (72)% 802 (56)% Net revenues 18,679 (8)% 23% 56,244 25% Provision for credit losses 368 261% 9% 785 (22)% Operating expenses 11,308 (3)% 20% 33,407 20% Pre-tax earnings $ 7,003 (18)% 30% $ 22,052 38% Net earnings $ 5,294 (20)% 29% $ 17,552 40% Net earnings to common $ 5,122 (20)% 33% $ 16,924 42% Diluted EPS1,2 $ 17.01 (19)% 39% $ 55.56 49% ROE2,3 18.7% (4.8)pp 4.5pp 20.7% 6.1pp ROTE2,3 20.5% (5.0)pp 5.3pp 22.4% 6.8pp Efficiency Ratio5 60.5% 3.1pp (1.8)pp 59.4% (2.7)pp  Net Revenues by Segment ($ in millions) $170 $221 $598

3 114:151:197 255:255:255 0:0:0 Brand Colors A. 240:235:230 167:162:157 114:115:117 Brand Grays B. 220:220:224 187:187:191 Background Grays C. 253:243:173 184:208:245 242:203:231 153:224:217 245:208:206 198:233:189 Table Highlight D. E. 0:0:0 114:115:117 Table Borders F. Functional Data Colors 194:23:10 243:196:63G. 57:128:37 Primary Sequence 9:44:97 114:151:197 166:66:140 21:151:136 224:115:26 117:55:173 176:48:48 189:140:0 105.55.14 97:122:39 9:107:96 59:124:222 64:37:56 145:87:196 9:74:171 143:106:4 107:20:20 199:97:172 55:71:19 59:26:89 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. Theme Colors Primary Sequence Secondary Shade Global Banking & Markets Financial Results Global Banking & Markets Highlights ■ 3Q26 net revenues were significantly higher YoY ‐ Investment banking fees primarily reflected higher net revenues in Advisory and significantly higher net revenues in Equity underwriting ‐ FICC reflected lower net revenues in intermediation, offset by higher net revenues in financing ‐ Equities reflected significantly higher net revenues in financing and intermediation ■ Investment banking fees backlog5 decreased QoQ, primarily driven by a decrease in Advisory ■ 3Q26 select data5: ‐ Total assets of $1.94 trillion ‐ Loan balance of $200 billion ‐ Net interest income of $2.32 billion $ in millions 3Q26 vs.  2Q26 vs. 3Q25 3Q26 YTD vs.  3Q25 YTD Investment banking fees $ 3,224 (5)% 21% $ 9,459 40% FICC 3,471 (24)% (1)% 12,074 6% Equities 6,441 (13)% 72% 19,183 57% Other 322 175% 14% 1,000 57% Net revenues 13,458 (13)% 32% 41,716 34% Provision for credit losses 345 360% 321% 668 108% Operating expenses 7,331 (8)% 26% 22,286 26% Pre-tax earnings $ 5,782 (23)% 36% $ 18,762 43% Net earnings $ 4,360 (25)% 35% $ 14,933 45% Net earnings to common $ 4,219 (25)% 39% $ 14,422 48% Average common equity $ 81,485 — 3% $ 81,705 3% Return on average common equity 20.7% (6.8)pp 5.4pp 23.5% 7.1pp Global Banking & Markets Net Revenues ($ in millions) $13,458 $15,520 $10,168 $6,441 $7,416 $3,736 $3,471 $4,592 $3,493 $3,224 $3,395 $2,657 Investment banking fees FICC Equities Other 3Q26 2Q26 3Q25 $322 $117 $282

4 114:151:197 255:255:255 0:0:0 Brand Colors A. 240:235:230 167:162:157 114:115:117 Brand Grays B. 220:220:224 187:187:191 Background Grays C. 253:243:173 184:208:245 242:203:231 153:224:217 245:208:206 198:233:189 Table Highlight D. E. 0:0:0 114:115:117 Table Borders F. Functional Data Colors 194:23:10 243:196:63G. 57:128:37 Primary Sequence 9:44:97 114:151:197 166:66:140 21:151:136 224:115:26 117:55:173 176:48:48 189:140:0 105.55.14 97:122:39 9:107:96 59:124:222 64:37:56 145:87:196 9:74:171 143:106:4 107:20:20 199:97:172 55:71:19 59:26:89 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. Theme Colors Primary Sequence Secondary Shade Global Banking & Markets – Net Revenues  Net Revenues Global Banking & Markets Net Revenues Highlights ■ 3Q26 Investment banking fees were significantly higher YoY ‐ Record Advisory net revenues reflected an increase in completed mergers and acquisitions volumes ‐ Equity underwriting primarily reflected higher net revenues from initial public offerings and secondary offerings ‐ Debt underwriting primarily reflected significantly higher net revenues from investment-grade activity ■ 3Q26 FICC net revenues were essentially unchanged YoY ‐ FICC intermediation net revenues decreased, reflecting significantly lower net revenues in mortgages and credit products and lower net revenues in interest rate products, partially offset by significantly higher net revenues in currencies and commodities ‐ FICC financing net revenues increased, primarily reflecting higher net revenues in mortgages and structured lending ■ 3Q26 Equities net revenues were significantly higher YoY ‐ Equities intermediation primarily reflected significantly higher net revenues in derivatives ‐ Record Equities financing net revenues reflected significantly higher net revenues in prime financing and portfolio financing ■ 3Q26 Other net revenues YoY primarily reflected higher net revenues in transaction banking $ in millions 3Q26 vs.  2Q26 vs. 3Q25 3Q26 YTD vs.  3Q25 YTD Advisory $ 1,654 20% 18% $ 4,526 34% Equity underwriting 666 (32)% 43% 2,186 73% Debt underwriting 904 (12)% 15% 2,747 29% Investment banking fees  3,224 (5)% 21% 9,459 40% FICC intermediation 2,264 (33)% (7)% 8,589 4% FICC financing 1,207 (1)% 14% 3,485 10% FICC 3,471 (24)% (1)% 12,074 6% Equities intermediation 3,076 (26)% 52% 9,951 39% Equities financing 3,365 3% 96% 9,232 82% Equities 6,441 (13)% 72% 19,183 57% Other 322 175% 14% 1,000 57% Net revenues $ 13,458 (13)% 32% $ 41,716 34%

5 114:151:197 255:255:255 0:0:0 Brand Colors A. 240:235:230 167:162:157 114:115:117 Brand Grays B. 220:220:224 187:187:191 Background Grays C. 253:243:173 184:208:245 242:203:231 153:224:217 245:208:206 198:233:189 Table Highlight D. E. 0:0:0 114:115:117 Table Borders F. Functional Data Colors 194:23:10 243:196:63G. 57:128:37 Primary Sequence 9:44:97 114:151:197 166:66:140 21:151:136 224:115:26 117:55:173 176:48:48 189:140:0 105.55.14 97:122:39 9:107:96 59:124:222 64:37:56 145:87:196 9:74:171 143:106:4 107:20:20 199:97:172 55:71:19 59:26:89 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. Theme Colors Primary Sequence Secondary Shade Asset & Wealth Management Financial Results Asset & Wealth Management Highlights ■ 3Q26 net revenues were higher YoY ‐ Record Management and other fees primarily reflected the impact of higher average AUS ‐ Incentive fees YoY was driven by fund distributions ‐ Private banking and lending net revenues decreased significantly, reflecting the payment of interest on a previously impaired loan in 3Q25 ‐ Investments net revenues decreased significantly, including net markdowns in debt investments compared with net markups in 3Q25 ■ 3Q26 YTD pre-tax margin of 24% ■ 3Q26 select data5: ‐ Management and other fees: Asset management $1.55 billion; Wealth management $2.04 billion ‐ Total Wealth management client assets of ~$2.1 trillion ‐ Total assets of $211 billion ‐ Loan balance of $56 billion, of which $51 billion related to Private banking and lending ‐ Net interest income of $751 million $ in millions 3Q26 vs.  2Q26 vs. 3Q25 3Q26 YTD vs. 3Q25 YTD Management and other fees $ 3,587 7% 22% $ 10,019 19% Incentive fees 587 424% 672% 882 186% Private banking and lending 827 20% (22)% 2,154 (16)% Investments 50 (89)% (85)% 671 6% Net revenues 5,051 10% 14% 13,726 15% Provision for credit losses 23 (15)% N.M. 116 N.M. Operating expenses 3,712 7% 13% 10,252 12% Pre-tax earnings $ 1,316 18% 14% $ 3,358 16% Net earnings $ 1,010 18% 14% $ 2,673 17% Net earnings to common $ 983 20% 16% $ 2,573 19% Average common equity $ 24,427 3% (1)% $ 23,793 (4)% Return on average common equity 16.1% 2.3pp 2.4pp 14.4% 2.7pp Asset & Wealth Management Net Revenues ($ in millions) $5,051 $4,597 $4,418 $3,587 $3,355 $2,943 $827 $689 $1,057 $587 $441 $342 Management and other fees Private banking and lending Incentive fees Investments 3Q26 2Q26 3Q25 $50 $112 $76

6 114:151:197 255:255:255 0:0:0 Brand Colors A. 240:235:230 167:162:157 114:115:117 Brand Grays B. 220:220:224 187:187:191 Background Grays C. 253:243:173 184:208:245 242:203:231 153:224:217 245:208:206 198:233:189 Table Highlight D. E. 0:0:0 114:115:117 Table Borders F. Functional Data Colors 194:23:10 243:196:63G. 57:128:37 Primary Sequence 9:44:97 114:151:197 166:66:140 21:151:136 224:115:26 117:55:173 176:48:48 189:140:0 105.55.14 97:122:39 9:107:96 59:124:222 64:37:56 145:87:196 9:74:171 143:106:4 107:20:20 199:97:172 55:71:19 59:26:89 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. Theme Colors Primary Sequence Secondary Shade ■ During the quarter, AUS increased $56 billion to a record $4.10 trillion ‐ Net inflows in fixed income, alternative investments and equity assets ‐ Net outflows in liquidity products ‐ Net market depreciation in fixed income assets, partially offset by net market appreciation in equity assets ■ Total long-term AUS net inflows of $97 billion during the quarter, of which: ‐ $47 billion of net inflows in Wealth management client channel ‐ $31 billion of net inflows in Institutional client channel ‐ $19 billion of net inflows in Third-party distributed client channel Long-Term AUS by Client Channel5 AUS Highlights5 Asset & Wealth Management – Assets Under Supervision AUS Rollforward5 AUS by Asset Class5 3Q26 AUS by Region and Vehicle5 Americas EMEA Asia Region 74% 19% 7% $ in billions 3Q26 2Q26 3Q25 Alternative investments $ 491 $ 459 $ 390 Equity 1,150 1,123 914 Fixed income 1,405 1,394 1,297 Total long-term AUS 3,046 2,976 2,601 Liquidity products 1,051 1,065 851 Total AUS $ 4,097 $ 4,041 $ 3,452 $ in billions 3Q26 2Q26 3Q25 Institutional $ 1,245 $ 1,252 $ 1,161 Wealth management 1,087 1,041 914 Third-party distributed 714 683 526 Total long-term AUS $ 3,046 $ 2,976 $ 2,601 $ in billions 3Q26 2Q26 3Q25 Beginning balance $ 4,041 $ 3,650 $ 3,293 Long-term AUS net inflows / (outflows)6 97 91 56 Liquidity products net inflows / (outflows) (14) 139 23 Total AUS net inflows / (outflows) 83 230 79 Net market appreciation / (depreciation) (27) 161 80 Total AUS $ 4,097 $ 4,041 $ 3,452 Separate accounts Public funds Private funds and other Vehicle 53% 29% 18%

7 114:151:197 255:255:255 0:0:0 Brand Colors A. 240:235:230 167:162:157 114:115:117 Brand Grays B. 220:220:224 187:187:191 Background Grays C. 253:243:173 184:208:245 242:203:231 153:224:217 245:208:206 198:233:189 Table Highlight D. E. 0:0:0 114:115:117 Table Borders F. Functional Data Colors 194:23:10 243:196:63G. 57:128:37 Primary Sequence 9:44:97 114:151:197 166:66:140 21:151:136 224:115:26 117:55:173 176:48:48 189:140:0 105.55.14 97:122:39 9:107:96 59:124:222 64:37:56 145:87:196 9:74:171 143:106:4 107:20:20 199:97:172 55:71:19 59:26:89 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. Theme Colors Primary Sequence Secondary Shade Asset & Wealth Management - Alternative Investments Alternative Investments Highlights5On-Balance Sheet Alternative Investments5 ■ 3Q26 Management and other fees from alternative investments were $860 million, up 43% compared with 3Q25 ■ During the quarter, alternative investments AUS increased $32 billion to a record $491 billion ■ 3Q26 gross third-party alternatives fundraising across strategies was $37 billion ($122 billion for 3Q26 YTD and $560 billion raised since 2019) 3Q26 $ in billions Average AUS Effective Fees (bps) Corporate equity $ 150 92 Credit 81 78 Real estate 28 65 Hedge funds and other 75 68 Funds and discretionary accounts 334 81 Corporate equity 43 20 Credit 24 19 Real estate 21 7 Hedge funds and other 56 17 Advisory and OCIO accounts 144 17 Total alternative investments AUS $ 478 60 Alternatives Fundraising5 ($ in billions)Alternative Investments AUS and Effective Fees5 $37 $8 $16 $12 Corporate equity Credit Real estate Hedge funds and other 3Q26 $ in billions 3Q26 Loans $ 5.3 Debt securities 7.0 Equity securities 10.7 Other 1.3 Total on-balance sheet alternative investments $ 24.3 $1

8 114:151:197 255:255:255 0:0:0 Brand Colors A. 240:235:230 167:162:157 114:115:117 Brand Grays B. 220:220:224 187:187:191 Background Grays C. 253:243:173 184:208:245 242:203:231 153:224:217 245:208:206 198:233:189 Table Highlight D. E. 0:0:0 114:115:117 Table Borders F. Functional Data Colors 194:23:10 243:196:63G. 57:128:37 Primary Sequence 9:44:97 114:151:197 166:66:140 21:151:136 224:115:26 117:55:173 176:48:48 189:140:0 105.55.14 97:122:39 9:107:96 59:124:222 64:37:56 145:87:196 9:74:171 143:106:4 107:20:20 199:97:172 55:71:19 59:26:89 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. Theme Colors Primary Sequence Secondary Shade Platform Solutions Financial Results Platform Solutions Highlights ■ 3Q26 net revenues were significantly lower YoY, primarily reflecting net markdowns related to the Apple Card loan portfolio, which was transferred to held for sale in 4Q25 ■ 3Q26 select data5: ‐ Total assets of $30 billion ‐ Loan balance of $20 billion ‐ Net interest income of $704 million $ in millions 3Q26 vs.  2Q26 vs. 3Q25 3Q26 YTD vs.  3Q25 YTD Net revenues $ 170 (23)% (72)% $ 802 (56)% Provision for credit losses — N.M. (100)% 1 (100)% Operating expenses 265 (1)% (21)% 869 (15)% Pre-tax earnings / (loss) $ (95) (98)% (332)% $ (68) N.M. Net earnings / (loss) $ (76) (77)% (322)% $ (54) N.M. Net earnings / (loss) to common $ (80) (60)% (208)% $ (71) (344)% Average common equity $ 3,468 1% (19)% $ 3,562 (19)% Return on average common equity (9.2)% (3.4)pp (6.8)pp (2.7)% (2.2)pp Platform Solutions Net Revenues ($ in millions) $170 $221 $598 3Q26 2Q26 3Q25

9 114:151:197 255:255:255 0:0:0 Brand Colors A. 240:235:230 167:162:157 114:115:117 Brand Grays B. 220:220:224 187:187:191 Background Grays C. 253:243:173 184:208:245 242:203:231 153:224:217 245:208:206 198:233:189 Table Highlight D. E. 0:0:0 114:115:117 Table Borders F. Functional Data Colors 194:23:10 243:196:63G. 57:128:37 Primary Sequence 9:44:97 114:151:197 166:66:140 21:151:136 224:115:26 117:55:173 176:48:48 189:140:0 105.55.14 97:122:39 9:107:96 59:124:222 64:37:56 145:87:196 9:74:171 143:106:4 107:20:20 199:97:172 55:71:19 59:26:89 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. Theme Colors Primary Sequence Secondary Shade $276 $261 $222 $20 $20 $18 $56 $53 $50 $200 $188 $154 Global Banking & Markets Asset & Wealth Management Platform Solutions 3Q26 2Q26 3Q25 Loans and Net Interest Income Loans and Net Interest Income Highlights5 Loans by Segment5 ($ in billions) $ in billions 3Q26 2Q26 3Q25 Corporate $ 39 $ 36 $ 32 Commercial real estate 42 40 34 Residential real estate 38 36 30 Securities-based 22 19 18 Other collateralized 113 109 90 Credit cards 20 19 20 Other 4 4 3 Allowance for loan losses (2) (2) (5) Total loans $ 276 $ 261 $ 222 ■ 3Q26 loans increased QoQ ‐ Gross loans by type: amortized cost $249 billion, fair value $5 billion, held for sale $24 billion ‐ Average loans of $270 billion ‐ Total allowance for loan losses and losses on lending commitments was $3.11 billion ($2.31 billion for funded loans) ■ Net charge-offs for 3Q26 of $154 million for an annualized net charge-off rate of 0.3% ■ Net interest income for 3Q26 was $3.77 billion, 2% lower YoY ‐ 3Q26 average interest-earning assets of $2.03 trillion Loans by Type5 Metrics 0.9% ALLL to total gross loans, at amortized cost as of 3Q26 ALLL to Gross Loans Gross Secured Loans 85% of total gross loans are secured as of 3Q26

10 114:151:197 255:255:255 0:0:0 Brand Colors A. 240:235:230 167:162:157 114:115:117 Brand Grays B. 220:220:224 187:187:191 Background Grays C. 253:243:173 184:208:245 242:203:231 153:224:217 245:208:206 198:233:189 Table Highlight D. E. 0:0:0 114:115:117 Table Borders F. Functional Data Colors 194:23:10 243:196:63G. 57:128:37 Primary Sequence 9:44:97 114:151:197 166:66:140 21:151:136 224:115:26 117:55:173 176:48:48 189:140:0 105.55.14 97:122:39 9:107:96 59:124:222 64:37:56 145:87:196 9:74:171 143:106:4 107:20:20 199:97:172 55:71:19 59:26:89 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. Theme Colors Primary Sequence Secondary Shade Expenses Financial Results Expense Highlights ■ 3Q26 total operating expenses were significantly higher YoY ‐ Compensation and benefits expenses were higher, reflecting improved operating performance ‐ Non-compensation expenses were significantly higher, primarily reflecting significantly higher transaction based expenses. In addition, charitable contributions to Goldman Sachs Gives (in other expenses) were significantly higher ■ 3Q26 YTD effective tax rate was 20.4%, up from 18.5% for 2Q26 YTD, primarily due to a decrease in the impact of tax benefits on the settlement of employee share-based awards $ in millions 3Q26 vs.  2Q26 vs.  3Q25  3Q26 YTD vs.  3Q25 YTD Compensation and benefits $ 5,122 (16)% 9% $ 16,638 17% Transaction based 3,021 (1)% 54% 8,588 49% Market development 183 (8)% 7% 567 15% Communications and technology 674 6% 24% 1,892 20% Depreciation and amortization 537 6% 1% 1,541 (7)% Occupancy 249 2% 3% 747 5% Professional fees 424 14% (2)% 1,175 (9)% Other expenses 1,098 96% 24% 2,259 9% Total operating expenses $ 11,308 (3)% 20% $ 33,407 20% Provision for taxes $ 1,709 (12)% 32% $ 4,500 31% Effective tax rate 20.4% (1.1)pp 59.4% 62.1% 3Q26 YTD 3Q25 YTD Efficiency Ratio5

11 114:151:197 255:255:255 0:0:0 Brand Colors A. 240:235:230 167:162:157 114:115:117 Brand Grays B. 220:220:224 187:187:191 Background Grays C. 253:243:173 184:208:245 242:203:231 153:224:217 245:208:206 198:233:189 Table Highlight D. E. 0:0:0 114:115:117 Table Borders F. Functional Data Colors 194:23:10 243:196:63G. 57:128:37 Primary Sequence 9:44:97 114:151:197 166:66:140 21:151:136 224:115:26 117:55:173 176:48:48 189:140:0 105.55.14 97:122:39 9:107:96 59:124:222 64:37:56 145:87:196 9:74:171 143:106:4 107:20:20 199:97:172 55:71:19 59:26:89 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. Theme Colors Primary Sequence Secondary Shade Capital and Balance Sheet Capital and Balance Sheet Highlights5Capital5 ■ Standardized CET1 capital ratio decreased QoQ, primarily reflecting an increase in market and credit RWAs ■ Advanced CET1 capital ratio was unchanged QoQ, primarily reflecting a decrease in credit and operational RWAs, offset by an increase in market RWAs ■ Returned $4.49 billion of capital to common shareholders during the quarter ‐ 2.9 million common shares repurchased for a total cost of $3.00 billion ‐ $1.49 billion of common stock dividends ■ Deposits of $568 billion consisted of consumer $230 billion, private bank $105 billion, transaction banking $93 billion, brokered CDs $52 billion, deposit sweep programs $42 billion and other $46 billion ■ Book value per common share increased 1.4% QoQ $ in billions 3Q26 2Q26 4Q25 Total assets $ 2,182 $ 2,128 $ 1,809 Deposits $ 568 $ 558 $ 501 Unsecured long-term borrowings $ 352 $ 348 $ 285 Shareholders' equity $ 125 $ 123 $ 125 Average GCLA $ 574 $ 555 $ 479 Book Value Selected Balance Sheet Data5 3Q26 2Q26 4Q25 Standardized CET1 capital ratio 12.4% 12.9% 14.3% Advanced CET1 capital ratio 13.6% 13.6% 15.1% Supplementary leverage ratio (SLR) 4.3% 4.3% 5.2% in millions, except per share amounts 3Q26 2Q26 4Q25 Basic shares5 295.6 298.4 307.1 Book value per common share $ 372.64 $ 367.67 $ 357.60 Tangible book value per common share3 $ 341.43 $ 336.61 $ 335.49

12 114:151:197 255:255:255 0:0:0 Brand Colors A. 240:235:230 167:162:157 114:115:117 Brand Grays B. 220:220:224 187:187:191 Background Grays C. 253:243:173 184:208:245 242:203:231 153:224:217 245:208:206 198:233:189 Table Highlight D. E. 0:0:0 114:115:117 Table Borders F. Functional Data Colors 194:23:10 243:196:63G. 57:128:37 Primary Sequence 9:44:97 114:151:197 166:66:140 21:151:136 224:115:26 117:55:173 176:48:48 189:140:0 105.55.14 97:122:39 9:107:96 59:124:222 64:37:56 145:87:196 9:74:171 143:106:4 107:20:20 199:97:172 55:71:19 59:26:89 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. Theme Colors Primary Sequence Secondary Shade This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts or statements of current conditions, but instead represent only the firm’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the firm’s control. It is possible that the firm’s actual results, financial condition and liquidity may differ, possibly materially, from the anticipated results, financial condition and liquidity in these forward-looking statements. For information about some of the risks and important factors that could affect the firm’s future results, financial condition and liquidity and the forward-looking statements below, see “Risk Factors” in Part I, Item 1A of the firm’s Annual Report on Form 10-K for the year ended December 31, 2025. Information regarding the firm’s assets under supervision, total alternative assets, capital ratios, risk-weighted assets, supplementary leverage ratio, balance sheet data and global core liquid assets (GCLA) consists of preliminary estimates. These estimates are forward-looking statements and are subject to change, possibly materially, as the firm completes its financial statements. Statements regarding (i) forward catalysts, estimated GDP growth or contraction, interest rate and inflation trends and volatility, (ii) the timing, profitability, benefits and other prospective aspects of business initiatives (including via acquisitions and partnerships) and the achievability of targets and goals, (iii) the firm’s expense savings, productivity (including the opportunities presented by artificial intelligence (AI)) and strategic location initiatives, (iv) the future state of the firm’s liquidity and regulatory capital ratios (including the firm’s stress capital buffer (SCB) requirement and G-SIB buffer, and the potential impact of changes to U.S. regulatory capital rules), (v) the firm’s prospective capital distributions (including dividends and repurchases), (vi) the firm’s future effective tax rate, (vii) the firm’s Investment banking fees backlog and future results, (viii) the firm’s planned benchmark debt issuances, and (ix) the firm's ability to transition the Apple Card program, and the timing of that transaction, are forward-looking statements. Statements regarding forward catalysts are subject to the risk that the actual operating environment may differ, possibly materially, due to, among other things, changes or the absence of changes in general economic and market conditions, CEO confidence, sponsor activity, productivity gains, and the regulatory backdrop. Statements regarding estimated GDP growth or contraction, interest rate and inflation trends and volatility are subject to the risk that actual GDP growth or contraction, interest rate and inflation trends and volatility may differ, possibly materially, due to, among other things, changes in general economic conditions and monetary, fiscal and trade policy, including tariffs, as well as the effects of the outbreak or escalation of wars or other conflicts. Statements about the timing, profitability, benefits and other prospective aspects of business initiatives (including via acquisitions and partnerships), expense savings and productivity initiatives (including the opportunities presented by AI) and the achievability of targets and goals are based on the firm’s current expectations regarding the firm’s ability to effectively implement these initiatives and achieve these targets and goals and may change, possibly materially, from what is currently expected. Statements about the future state of the firm’s liquidity and regulatory capital ratios (including the firm’s SCB requirement and G-SIB buffer), as well as its prospective capital distributions (including dividends and repurchases), are subject to the risk that the firm’s actual liquidity, regulatory capital ratios and capital distributions may differ, possibly materially, from what is currently expected, including due to, among other things, the results of supervisory stress tests and the finalization of outstanding regulatory capital rule proposals, which may not be what the firm expects. Statements about the firm’s future effective tax rate are subject to the risk that the firm’s future effective income tax rate may differ from the anticipated rate indicated, possibly materially, due to, among other things, changes in the tax rates applicable to the firm, the firm’s earnings mix or profitability, the entities in which the firm generates profits and the assumptions made in forecasting the firm’s expected tax rate, and potential future guidance from tax authorities. Statements about the firm’s Investment banking fees backlog and future advisory and capital market results are subject to the risk that advisory and capital market activity may not increase as the firm expects or that transactions may be modified or may not be completed at all, and related net revenues may not be realized or may be materially less than expected. Important factors that could have such a result include, for underwriting transactions, a decline or weakness in general economic conditions, changes in international trade policies, including the potential for new or increased tariffs, the continuation or worsening of the conflict in the Middle East, volatility in the securities markets or an adverse development with respect to the issuer of the securities and, for financial advisory transactions, a decline in the securities markets, an inability to obtain adequate financing, an adverse development with respect to a party to the transaction or a failure to obtain a required regulatory approval. Statements regarding the firm’s planned benchmark debt issuances are subject to the risk that actual issuances may differ, possibly materially, due to changes in market conditions, business opportunities or the firm’s funding needs. Statements about the process to transition the Apple Card program are subject to the risk that the transaction may not close on the anticipated timeline or at all, including due to a failure to satisfy applicable closing conditions. Cautionary Note Regarding Forward-Looking Statements

13 114:151:197 255:255:255 0:0:0 Brand Colors A. 240:235:230 167:162:157 114:115:117 Brand Grays B. 220:220:224 187:187:191 Background Grays C. 253:243:173 184:208:245 242:203:231 153:224:217 245:208:206 198:233:189 Table Highlight D. E. 0:0:0 114:115:117 Table Borders F. Functional Data Colors 194:23:10 243:196:63G. 57:128:37 Primary Sequence 9:44:97 114:151:197 166:66:140 21:151:136 224:115:26 117:55:173 176:48:48 189:140:0 105.55.14 97:122:39 9:107:96 59:124:222 64:37:56 145:87:196 9:74:171 143:106:4 107:20:20 199:97:172 55:71:19 59:26:89 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. Theme Colors Primary Sequence Secondary Shade 1. Diluted EPS includes the dilutive effect of instruments that are convertible into common shares and other share-based arrangements. 2. The impact of charitable contributions was an increase in non-compensation expenses for the third quarter of 2026 of approximately $450 million, which, after the impact of taxes, reduced diluted EPS by approximately $1.00, annualized ROE by approximately 1.1 percentage points and annualized ROTE by approximately 1.1 percentage points. 3. Annualized return on average common shareholders’ equity (ROE) is calculated by dividing annualized net earnings applicable to common shareholders by average monthly common shareholders’ equity. Annualized return on average tangible common shareholders’ equity (ROTE) is calculated by dividing annualized net earnings applicable to common shareholders by average monthly tangible common shareholders’ equity. Tangible common shareholders’ equity is calculated as total shareholders’ equity less preferred stock, goodwill and identifiable intangible assets. Tangible book value per common share (TBVPS) is calculated by dividing tangible common shareholders’ equity by basic shares. Management believes that tangible common shareholders’ equity and TBVPS are meaningful because they are measures that the firm and investors use to assess capital adequacy and that ROTE is meaningful because it measures the performance of businesses consistently, whether they were acquired or developed internally. Tangible common shareholders’ equity, ROTE and TBVPS are non-GAAP measures and may not be comparable to similar non-GAAP measures used by other companies. The table below presents a reconciliation of average and ending common shareholders’ equity to average and ending tangible common shareholders’ equity: 4. Dealogic – January 1, 2026 through September 30, 2026. 5. For information about the following items, see the referenced sections in Part I, Item 2 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the firm’s Quarterly Report on Form 10-Q for the period ended June 30, 2026: (i) Investment banking fees backlog – see “Results of Operations – Global Banking & Markets,” (ii) assets under supervision (AUS), Wealth management client assets and alternative assets – see “Results of Operations – Asset & Wealth Management,” (iii) efficiency ratio – see “Results of Operations – Operating Expenses,” (iv) basic shares – see “Balance Sheet and Funding Sources – Balance Sheet Analysis and Metrics,” (v) share repurchase program – see “Capital Management and Regulatory Capital – Capital Management” and (vi) global core liquid assets (GCLA) – see “Risk Management – Liquidity Risk Management." For information about the following items, see the referenced sections in Part I, Item 1 “Financial Statements (Unaudited)” in the firm’s Quarterly Report on Form 10-Q for the period ended June 30, 2026: (i) interest-earning assets – see “Statistical Disclosures – Distribution of Assets, Liabilities and Shareholders’ Equity” and (ii) risk-based capital ratios and the supplementary leverage ratio – see Note 20 “Regulation and Capital Adequacy." Represents a preliminary estimate for the third quarter of 2026 for the firm's assets under supervision, Wealth management client assets, alternative assets, capital ratios, risk-weighted assets, supplementary leverage ratio, balance sheet data and global core liquid assets. These may be revised in the firm's Quarterly Report on Form 10-Q for the period ended September 30, 2026. 6. Includes $31 billion of inflows in long-term assets under supervision (in equity assets) in connection with the acquisition of Innovator Capital Management, partially offset by $15 billion of outflows in long-term assets under supervision (in fixed income and equity assets) in connection with the disposition of Goldman Sachs TFI, for the three months ended June 30, 2026. Footnotes Unaudited, $ in millions AVERAGE FOR THE  AS OF  THREE MONTHS ENDED NINE MONTHS ENDED SEPTEMBER 30, 2026  JUNE 30, 2026 DECEMBER 31, 2025SEPTEMBER 30, 2026 SEPTEMBER 30, 2026 Total shareholders' equity $ 123,721 $ 123,028 $ 124,929 $ 122,742 $ 124,972 Preferred stock (14,341) (13,968) (14,778) (13,028) (15,153) Common shareholders' equity 109,380 109,060 110,151 109,714 109,819 Goodwill (7,347) (6,987) (7,338) (7,342) (5,949) Identifiable intangible assets (1,912) (1,529) (1,886) (1,929) (842) Tangible common shareholders' equity $ 100,121 $ 100,544 $ 100,927 $ 100,443 $ 103,028